EXHIBIT 99
HSBC Finance Corporation
Quarterly Financial Supplement — June 30, 2005

HSBC Finance Corporation

Basis of Reporting

Non-GAAP Financial Measures

      This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Quarterly Report on Form 10-Q.
      See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.
      Managed basis reporting We monitor our operations and evaluate trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and remain on our balance sheet. We manage and evaluate our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results, and make decisions about allocating resources such as employees and capital on a managed basis.
      When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization revenue in our owned statement of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.
      Debt analysts, rating agencies and others also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables falls over time, managed basis and owned basis results will eventually converge.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Three Months

				% Change from
	Three Months Ended			Prior

	6/30/05	3/31/05	6/30/04	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$3,139	$2,950	$2,637	6.4%	19.0%
Interest expense	1,104	1,062	707	4.0	56.2

Net interest income	2,035	1,888	1,930	7.8	5.4
Provision for credit losses	1,031	841	997	22.6	3.4

Net interest income after provision for credit losses	1,004	1,047	933	(4.1)	7.6

Other revenues:
Securitization revenue	54	85	266	(36.5)	(79.7)
Insurance revenue	229	221	204	3.6	12.3
Investment income	33	33	30	—	10.0
Derivative income	76	260	124	(70.8)	(38.7)
Fee income	354	306	242	15.7	46.3
Taxpayer financial services income	18	243	6	(92.6)	100+
Other income	360	314	180	14.6	100.0

Total other revenues	1,124	1,462	1,052	(23.1)	6.8

Costs and expenses:
Salaries and fringe benefits	526	497	457	5.8	15.1
Sales incentives	90	82	90	9.8	—
Occupancy and equipment expenses	82	87	77	(5.7)	6.5
Other marketing expenses	185	180	131	2.8	41.2
Other servicing and administrative expenses	143	258	198	(44.6)	(27.8)
Support services from HSBC affiliates	217	209	196	3.8	10.7
Amortization of acquired intangibles	83	107	79	(22.4)	5.1
Policyholders’ benefits	116	122	93	(4.9)	24.7

Total costs and expenses	1,442	1,542	1,321	(6.5)	9.2

Income before income tax expense	686	967	664	(29.1)	3.3
Income tax expense	214	341	231	(37.2)	(7.4)

Net income	$472	$626	$433	(24.6)%	9.0%

HSBC Finance Corporation

Securitization Revenue

	Three Months Ended

	6/30/05	3/31/05	6/30/04

	(in millions)
Net initial gains(1)	$—	$—	$22
Net replenishment gains(1)	44	53	113
Servicing revenue and excess spread	10	32	131

Total	$54	$85	$266

(1)	Net of our estimate of probable credit losses under the recourse provisions.
Receivables Securitized

	Three Months Ended

	6/30/05	3/31/05	6/30/04

	(in millions)
Auto finance	$—	$—	$300
MasterCard/ Visa(1)	—	—	500
Private label	—	—	190

Total	$—	$—	$990

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Six Months

	Six Months Ended

	6/30/05	6/30/04	% Change

	(dollars are in millions)
Finance and other interest income	$6,089	$5,165	17.9%
Interest expense	2,166	1,415	53.1

Net interest income	3,923	3,750	4.6
Provision for credit losses	1,872	1,925	(2.8)

Net interest income after provision for credit losses	2,051	1,825	12.4

Other revenues:
Securitization revenue	139	614	(77.4)
Insurance revenue	450	415	8.4
Investment income	66	71	(7.0)
Derivative income	336	176	90.9
Fee income	660	507	30.2
Taxpayer financial services income	261	212	23.1
Other income	674	280	100+

Total other revenues	2,586	2,275	13.7

Costs and expenses:
Salaries and fringe benefits	1,023	942	8.5
Sales incentives	172	168	2.4
Occupancy and equipment expenses	169	160	5.6
Other marketing expenses	365	263	38.8
Other servicing and administrative expenses	401	424	(5.4)
Support services from HSBC affiliates	426	373	14.2
Amortization of acquired intangibles	190	195	(2.6)
Policyholders’ benefits	238	206	15.5

Total costs and expenses	2,984	2,731	9.3

Income before income tax expense	1,653	1,369	20.7
Income tax expense	555	466	19.1

Net income	$1,098	$903	21.6%

HSBC Finance Corporation

Securitization Revenue

	Six Months Ended

	6/30/05	6/30/04

	(in millions)
Net initial gains(1)	$—	$25
Net replenishment gains(1)	97	233
Servicing revenue and excess spread	42	356

Total	$139	$614

(1)	Net of our estimate of probable credit losses under the recourse provisions.
Receivables Securitized

	Six Months Ended

	6/30/05	6/30/04

	(in millions)
Auto finance	$—	$300
MasterCard/ Visa	—	550
Private label	—	190

Total	$—	$1,040

HSBC Finance Corporation

RECEIVABLES ANALYSIS
End-of-Period Receivables

				% Change from
				Prior

	6/30/05	3/31/05	6/30/04	Qtr.	Year

	(dollars are in millions)
Owned receivables:
Real estate secured	$71,930	$68,486	$56,033	5.0%	28.4%
Auto finance	8,997	8,107	5,459	11.0	64.8
MasterCard/ Visa	17,421	15,554	10,816	12.0	61.1
Private label(1)	2,905	3,130	12,759	(7.2)	(77.2)
Personal non-credit card	17,255	16,608	14,019	3.9	23.1
Commercial and other	253	276	346	(8.3)	(26.9)

Total owned receivables	118,761	112,161	99,432	5.9	19.4

Receivables serviced with limited recourse:
Real estate secured	—	73	176	(100.0)	(100.0)
Auto finance	1,819	2,175	3,877	(16.4)	(53.1)
MasterCard/ Visa	4,752	6,140	9,345	(22.6)	(49.1)
Private label(1)	—	—	4,723	—	(100.0)
Personal non-credit card	2,409	3,098	4,715	(22.2)	(48.9)

Total receivables serviced with limited recourse	8,980	11,486	22,836	(21.8)	(60.7)

Managed receivables:(2)
Real estate secured	71,930	68,559	56,209	4.9	28.0
Auto finance	10,816	10,282	9,336	5.2	15.9
MasterCard/ Visa	22,173	21,694	20,161	2.2	10.0
Private label(1)	2,905	3,130	17,482	(7.2)	(83.4)
Personal non-credit card(3)	19,664	19,706	18,734	(.2)	5.0
Commercial and other	253	276	346	(8.3)	(26.9)

Total managed receivables	$127,741	$123,647	$122,268	3.3%	4.5%

(1)	On December 29, 2004, all domestic private label receivables were sold to HSBC Bank USA, N.A.

(2)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.

(3)	Personal non-credit card receivables are comprised of the following:

	6/30/05	3/31/05	6/30/04

	(In millions)
Domestic personal unsecured	$10,942	$10,736	$9,787
Union Plus personal unsecured	387	426	576
Personal homeowner loans	4,395	4,390	4,556
Foreign unsecured	3,940	4,154	3,815

Total	$19,664	$19,706	$18,734

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

							% Change
	Three Months Ended						from Prior

	6/30/05	(2)	3/31/05	(2)	6/30/04	(2)	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$3,488	10.75%	$3,391	10.78%	$3,416	10.95%	2.9%	2.1%
Interest expense	1,204	3.71	1,171	3.72	834	2.67	2.8	44.4

Net interest income	2,284	7.04%	2,220	7.06%	2,582	8.28%	2.9	(11.5)
Provision for credit losses	1,083		871		1,145		24.3	(5.4)

Net interest income after provision for credit losses	$1,201		$1,349		$1,437		(11.0)%	(16.4)%

Other revenues:
Insurance revenue	$229		$221		$204		3.6%	12.3%
Investment income	33		33		30		—	10.0
Fee income	428		397		440		7.8	(2.7)
Securitization revenue	(217)		(308)		(436)		(29.5)	(50.2)
Derivative income	76		260		124		(70.8)	(38.7)
Taxpayer financial services income	18		243		6		(92.6)	100+
Other income	360		314		180		14.6	100.0

Total other revenues	$927		$1,160		$548		(20.1)%	69.2%

Average managed receivables Real estate secured	$70,217		$66,562		$54,398		5.5%	29.1%
Auto finance	10,504		10,242		9,177		2.6	14.5
MasterCard/ Visa	22,066		21,928		20,212		.6	9.2
Private label	3,017		3,227		17,362		(6.5)	(82.6)
Personal non-credit card	19,729		19,827		18,568		(.5)	6.2
Commercial and other	261		306		367		(14.4)	(28.6)
Purchase accounting fair value adjustments	153		184		347		(16.8)	(55.9)

Average managed receivables	$125,947		$122,276		$120,431		3.0%	4.6%
Average noninsurance investments	3,106		2,927		3,728		6.1	(16.7)
Other interest-earning assets	673		666		647		1.1	4.0

Average managed interest-earning assets	$129,726		$125,869		$124,806		3.1%	3.9%

Selected Financial Ratios:
Return on average managed assets	1.30%		1.73%		1.23%		(24.9)%	5.7%
Efficiency ratio	42.84		43.59		40.43		(1.7)	6.0
Net interest margin	7.04		7.06		8.28		(.3)	(15.0)
Risk adjusted revenue	7.17		7.34		6.65		(2.3)	7.8

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Six Months

	Six Months Ended

	6/30/05	(2)	6/30/04	(2)	% Change

	(dollars are in millions)
Finance and other interest income	$6,879	10.77%	$6,833	10.94%	.7%
Interest expense	2,375	3.72	1,677	2.68	41.6

Net interest income	4,504	7.05%	5,156	8.26%	(12.6)
Provision for credit losses	1,954		2,326		(16.0)

Net interest income after provision for credit losses	$2,550		$2,830		(9.9)%

Other revenues:
Insurance revenue	$450		$415		8.4%
Investment income	66		71		(7.0)
Fee income	825		901		(8.4)
Securitization revenue	(525)		(785)		(33.1)
Derivative income	336		176		90.9
Taxpayer financial services income	261		212		23.1
Other income	674		280		100+

Total other revenues	$2,087		$1,270		64.3%

Average managed receivables
Real estate secured	$68,390		$53,281		28.4%
Auto finance	10,373		9,040		14.7
MasterCard/ Visa	21,997		20,517		7.2
Private label	3,122		17,416		(82.1)
Personal non-credit card	19,778		18,712		5.7
Commercial and other	283		379		(25.3)
Purchase accounting fair value adjustments	169		369		(54.2)

Average managed receivables	$124,112		119,714		3.7
Average noninsurance investments	3,016		4,521		(33.3)
Other interest-earning assets	669		644		3.9

Average managed interest-earning assets	$127,797		$124,879		2.3%

Selected Financial Ratios:
Return on average managed assets	1.52%		1.26%		20.6%
Efficiency ratio	43.22		40.59		6.5
Net interest margin	7.05		8.26		(14.6)
Risk adjusted revenue	7.25		6.77		7.1

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

HSBC Finance Corporation

CREDIT QUALITY/ CREDIT LOSS RESERVES — MANAGED BASIS(1)
Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	6/30/05	3/31/05	6/30/04

Real estate secured	2.56%	2.64%	3.41%
Auto finance	2.69	2.26	3.03
MasterCard/ Visa	3.77	3.97	4.21
Private label	4.91	4.71	4.81
Personal non-credit card	9.11	9.16	9.81

Total	3.85%	3.93%	4.70%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	6/30/05	3/31/05	6/30/04

Real estate secured	.78%	.87%	1.04%
Auto finance	3.68	5.82	5.04
MasterCard/ Visa	6.49	6.56	7.62
Private label	4.36	4.18	4.92
Personal non-credit card	8.17	8.54	11.00

Total	3.28%	3.65%	4.57%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	.84%	1.01%	1.47%

Credit Loss Reserves

	6/30/05	3/31/05	6/30/04

	(in millions)
Reserves for managed receivables at beginning of quarter	$4,242	$4,515	$5,912
Provision for credit losses	1,083	871	1,145
Charge-offs	(1,162)	(1,224)	(1,483)
Recoveries	134	106	116
Other, net	(16)	(26)	9

Reserves for managed receivables at end of quarter...	$4,281	$4,242	$5,699

Reserves as a percent of managed receivables	3.35%	3.43%	4.66%

Nonperforming Assets

	6/30/05	3/31/05	6/30/04

	(in millions)
Nonaccrual managed receivables	$3,348	$3,387	$3,506
Accruing managed receivables 90 or more days delinquent	537	579	1,134
Renegotiated commercial loans	1	1	2

Total nonperforming managed receivables	3,886	3,967	4,642
Real estate owned	459	509	624

Total nonperforming assets	$4,345	$4,476	$5,266

Managed credit loss reserves as a percent of nonperforming managed receivables	110.2%	106.9%	122.8%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

	Three Months Ended 6/30/05			Three Months Ended 3/31/05			Three Months Ended 6/30/04

		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$3,139	$349	$3,488	$2,950	$441	$3,391	$2,637	$779	$3,416
Interest expense	1,104	100	1,204	1,062	109	1,171	707	127	834

Net interest income	2,035	249	2,284	1,888	332	2,220	1,930	652	2,582
Provision for credit losses	1,031	52	1,083	841	30	871	997	148	1,145

Net interest income after provision for credit losses	$1,004	$197	$1,201	$1,047	$302	$1,349	$933	$504	$1,437
Other revenues:
Securitization revenue	$54	$(271)	$(217)	$85	$(393)	$(308)	$266	$(702)	$(436)
Insurance revenue	229	—	229	221	—	221	204	—	204
Investment income	33	—	33	33	—	33	30	—	30
Fee income	354	74	428	306	91	397	242	198	440
Derivative income	76	—	76	260	—	260	124	—	124
Taxpayer financial services income	18	—	18	243	—	243	6	—	6
Other income	360	—	360	314	—	314	180	—	180

Total other revenues	$1,124	$(197)	$927	$1,462	$(302)	$1,160	$1,052	$(504)	$548
Average receivables:
Real estate secured	$70,205	$12	$70,217	$66,485	$77	$66,562	$54,220	$178	$54,398
Auto finance	8,510	1,994	10,504	7,779	2,463	10,242	5,197	3,980	9,177
MasterCard/ Visa	16,626	5,440	22,066	15,079	6,849	21,928	10,913	9,299	20,212
Private label	3,017	—	3,017	3,227	—	3,227	12,249	5,113	17,362
Personal non-credit card	16,972	2,757	19,729	16,332	3,495	19,827	13,570	4,998	18,568
Commercial and other	261	—	261	306	—	306	367	—	367
Purchase accounting fair value adjustments	153	—	153	184	—	184	347	—	347

Average receivables	$115,744	$10,203	$125,947	$109,392	$12,884	$122,276	$96,863	$23,568	$120,431
Average noninsurance investments	3,106	—	3,106	2,927	—	2,927	3,728	—	3,728
Other interest-earning assets	673	—	673	666	—	666	647	—	647

Average interest-earning assets	$119,523	$10,203	$129,726	$112,985	$12,884	$125,869	$101,238	$23,568	$124,806
Net interest income as a percentage of average interest-earning assets	6.81%	9.76%	7.04%	6.68%	10.31%	7.06%	7.63%	11.07%	8.28%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Six Months

	Six Months Ended 6/30/05			Six Months Ended 6/30/04

		Serviced with			Serviced
		Limited			with Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$6,089	$790	$6,879	$5,165	$1,668	$6,833
Interest expense	2,166	209	2,375	1,415	262	1,677

Net interest income	3,923	581	4,504	3,750	1,406	5,156
Provision for credit losses	1,872	82	1,954	1,925	401	2,326

Net interest income after provision for credit losses	$2,051	$499	$2,550	$1,825	$1,005	$2,830
Other revenues:
Securitization revenue	$139	$(664)	$(525)	$614	$(1,399)	$(785)
Insurance revenue	450	—	450	415	—	415
Investment income	66	—	66	71	—	71
Fee income	660	165	825	507	394	901
Derivative income	336	—	336	176	—	176
Taxpayer financial services income	261	—	261	212	—	212
Other income	674	—	674	280	—	280

Total other revenues	$2,586	$(499)	$2,087	$2,275	$(1,005)	$1,270
Average receivables:
Real estate secured	$68,346	$44	$68,390	$53,098	$183	$53,281
Auto finance	8,144	2,229	10,373	4,854	4,186	9,040
MasterCard/ Visa	15,853	6,144	21,997	11,021	9,496	20,517
Private label	3,122	—	3,122	12,229	5,187	17,416
Personal non-credit card	16,652	3,126	19,778	13,342	5,370	18,712
Commercial and other	283	—	283	379	—	379
Purchase accounting fair value adjustments	169	—	169	369	—	369

Average receivables	$112,569	$11,543	$124,112	$95,292	$24,422	$119,714
Average noninsurance investments	3,016	—	3,016	4,521	—	4,521
Other interest-earning assets	669	—	669	644	—	644

Average interest-earning assets	$116,254	$11,543	$127,797	$100,457	$24,422	$124,879
Net interest income as a percentage of average interest-earning assets	6.75%	10.07%	7.05%	7.47%	11.51%	8.26%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Selected Financial Ratios

	Three Months Ended			Six Months Ended

	6/30/05	3/31/05	6/30/04	6/30/05	6/30/04

	(dollars are in millions)
Return on Average Common Shareholder’s Equity:
Net income	$472	$626	$433	$1,098	$903
Dividends on preferred stock	(19)	(18)	(18)	(37)	(36)

Net income available to common shareholders	$453	$608	$415	$1,061	$867

Average common shareholder’s equity	$16,671	$16,170	$17,160	$16,421	$16,903

Return on average common shareholder’s equity	10.87%	15.04%	9.67%	12.92%	10.26%

Return on Average Assets:
Net income	$472	$626	$433	$1,098	$903

Average assets:
Owned basis	$134,834	$131,954	$117,467	$133,394	$118,428
Serviced with limited recourse	10,203	12,884	23,568	11,543	24,422

Managed basis	$145,037	$144,838	$141,035	$144,937	$142,850
Return on average owned assets	1.40%	1.90%	1.47%	1.65%	1.52%
Return on average managed assets	1.30	1.73	1.23	1.52	1.26

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,326	$1,420	$1,228	$2,746	$2,525

Net interest income and other revenues less policyholders’ benefits: Owned basis	$3,043	$3,228	$2,889	$6,271	$5,819
Serviced with limited recourse	52	30	148	82	401

Managed basis	$3,095	$3,258	$3,037	$6,353	$6,220

Owned basis efficiency ratio	43.58%	43.99%	42.51%	43.79%	43.39%
Managed basis efficiency ratio	42.84	43.59	40.43	43.22	40.59

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,284	$2,220	$2,582	$4,504	$5,156
Other revenues, excluding securitization revenue and derivative income	1,068	1,208	860	2,276	1,879
Less: Net charge-offs	(1,028)	(1,118)	(1,367)	(2,146)	(2,809)

Risk adjusted revenue	$2,324	$2,310	$2,075	$4,634	$4,226
Average interest-earning assets	$129,726	$125,869	$124,806	$127,797	$124,879

Managed basis risk adjusted revenue	7.17%	7.34%	6.65%	7.25%	6.77%

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves

	Two-Months-and-Over
	Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over		Average
	Contractual	Receivables	Contractual	Net	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	Charge-offs	Receivables	Charge-offs(1)

	(dollars are in millions)
June 30, 2005 Owned:
First mortgage	$1	$24	6.24%	$—	$24	.03%
Real estate secured	1,841	71,930	2.56	137	70,205	.78
Auto finance	187	8,997	2.08	56	8,510	2.61
MasterCard/ Visa	722	17,421	4.14	288	16,626	6.93
Private label	143	2,905	4.91	33	3,017	4.36
Personal non-credit card	1,525	17,255	8.84	330	16,972	7.77

Total	$4,419	$118,532	3.73%	$844	$115,354	2.93%

Serviced with Limited Recourse:
Real estate secured	$—	$—	—%	$—	$12	—%
Auto finance	104	1,819	5.72	41	1,994	8.22
MasterCard/ Visa	114	4,752	2.40	70	5,440	5.15
Personal non-credit card	266	2,409	11.04	73	2,757	10.59

Total	$484	$8,980	5.39%	$184	$10,203	7.21%

Managed:
First mortgage	$1	$24	6.24%	$—	$24	.03%
Real estate secured	1,841	71,930	2.56	137	70,217	.78
Auto finance	291	10,816	2.69	97	10,504	3.68
MasterCard/ Visa	836	22,173	3.77	358	22,066	6.49
Private label	143	2,905	4.91	33	3,017	4.36
Personal non-credit card	1,791	19,664	9.11	403	19,729	8.17

Total	$4,903	$127,512	3.85%	$1,028	$125,557	3.28%

March 31, 2005 Owned:
First mortgage	$1	$26	5.25%	$—	$26	1.22%
Real estate secured	1,797	68,486	2.62	144	66,485	.87
Auto finance	134	8,107	1.65	74	7,779	3.80
MasterCard/ Visa	716	15,554	4.60	270	15,079	7.17
Private label	148	3,130	4.71	34	3,227	4.18
Personal non-credit card	1,433	16,608	8.63	334	16,332	8.18

Total	$4,229	$111,911	3.78%	$856	$108,928	3.15%

Serviced with Limited Recourse:
Real estate secured	$10	$73	13.70%	$1	$77	5.19%
Auto finance	98	2,175	4.51	75	2,463	12.18
MasterCard/ Visa	146	6,140	2.38	90	6,849	5.26
Personal non-credit card	372	3,098	12.01	89	3,495	10.19

Total	$626	$11,486	5.45%	$255	$12,884	7.92%

Managed:
First mortgage	$1	$26	5.25%	$—	$26	1.22%
Real estate secured	1,807	68,559	2.64	145	66,562	.87
Auto finance	232	10,282	2.26	149	10,242	5.82
MasterCard/ Visa	862	21,694	3.97	360	21,928	6.56
Private label	148	3,130	4.71	34	3,227	4.18
Personal non-credit card	1,805	19,706	9.16	423	19,827	8.54

Total	$4,855	$123,397	3.93%	$1,111	$121,812	3.65%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over		Average
	Contractual	Receivables	Contractual	Net	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	Charge-offs	Receivables	Charge-offs(1)

	(dollars are in millions)
June 30, 2004 Owned:
First mortgage	$2	$29	5.57%	$—	$39	3.05%
Real estate secured	1,897	56,033	3.39	142	54,220	1.04
Auto finance	116	5,459	2.12	40	5,197	3.05
MasterCard/ Visa	631	10,816	5.83	270	10,913	9.91
Private label	638	12,759	5.00	155	12,249	5.06
Personal non-credit card	1,250	14,019	8.92	359	13,571	10.59

Total	$4,534	$99,115	4.57%	$966	$96,189	4.02%

Serviced with Limited Recourse:
Real estate secured	$21	$176	11.87%	$—	$178	.67%
Auto finance	167	3,877	4.31	76	3,980	7.64
MasterCard/ Visa	217	9,345	2.32	115	9,299	4.94
Private label	202	4,723	4.28	59	5,114	4.58
Personal non-credit card	587	4,715	12.45	151	4,997	12.11

Total	$1,194	$22,836	5.23%	$401	$23,568	6.81%

Managed:
First mortgage	$2	$29	5.57%	$—	$39	3.05%
Real estate secured	1,918	56,209	3.41	142	54,398	1.04
Auto finance	283	9,336	3.03	116	9,177	5.04
MasterCard/ Visa	848	20,161	4.21	385	20,212	7.62
Private label	840	17,482	4.81	214	17,363	4.92
Personal non-credit card	1,837	18,734	9.81	510	18,568	11.00

Total	$5,728	$121,951	4.70%	$1,367	$119,757	4.57%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Real Estate Charge-offs and REO Expense:
Three months ended June 30, 2005
Real estate charge-offs and REO expense	$147	$—	$147
Average real estate secured receivables	70,205	12	70,217

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.84%	—	.84%

Three months ended March 31, 2005
Real estate charge-offs and REO expense	$168	$1	$169
Average real estate secured receivables	66,485	77	66,562

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.01%	—	1.01%

Three months ended June 30, 2004
Real estate charge-offs and REO expense	$200	$—	$200
Average real estate secured receivables	54,220	178	54,398

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.47%	—	1.47%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Credit Loss Reserves:
Three months ended June 30, 2005
Reserves for receivables at beginning of quarter	$3,581	$661	$4,242
Provision for credit losses	1,031	52	1,083
Charge-offs, net of recoveries	(844)	(184)	(1,028)
Other, net	(12)	(4)	(16)

Reserves for receivables at end of quarter	$3,756	$525	$4,281
Receivables	$118,761	$8,980	$127,741
Credit loss reserves as a percent of receivables	3.16%	5.85%	3.35%

Three months ended March 31, 2005
Reserves for receivables at beginning of quarter	$3,625	$890	$4,515
Provision for credit losses	841	30	871
Charge-offs, net of recoveries	(863)	(255)	(1,118)
Other, net	(22)	(4)	(26)

Reserves for receivables at end of quarter	$3,581	$661	$4,242
Receivables	$112,161	$11,486	$123,647
Credit loss reserves as a percent of receivables	3.19%	5.75%	3.43%

Three months ended June 30, 2004
Reserves for receivables at beginning of quarter	$3,753	$2,159	$5,912
Provision for credit losses	997	148	1,145
Charge-offs, net of recoveries	(965)	(402)	(1,367)
Other, net	10	(1)	9

Reserves for receivables at end of quarter	$3,795	$1,904	$5,699
Receivables	$99,432	$22,836	$122,268
Credit loss reserves as a percent of receivables	3.82%	8.34%	4.66%

Nonperforming Assets:
June 30, 2005
Nonaccrual receivables	$3,008	$340	$3,348
Accruing receivables 90 or more days delinquent	482	55	537
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	3,491	395	3,886
Real estate owned	459	—	459

Total nonperforming assets	$3,950	$395	$4,345
Credit loss reserves as a percent of nonperforming receivables	107.6%	—	110.2%

March 31, 2005
Nonaccrual receivables	$2,956	$431	$3,387
Accruing receivables 90 or more days delinquent	499	80	579
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	3,456	511	3,967
Real estate owned	509	—	509

Total nonperforming assets	$3,965	$511	$4,476
Credit loss reserves as a percent of nonperforming receivables	103.6%	—	106.9%

June 30, 2004
Nonaccrual receivables	$2,833	$673	$3,506
Accruing receivables 90 or more days delinquent	849	285	1,134
Renegotiated commercial loans	2	—	2

Total nonperforming receivables	3,684	958	4,642
Real estate owned	624	—	624

Total nonperforming assets	$4,308	$958	$5,266
Credit loss reserves as a percent of nonperforming receivables	103.0%	—	122.8%